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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-75527 and 333-31704) of Varian, Inc. and its subsidiaries of our report dated October 26, 2000, relating to the Financial Statements, which appears in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
San Jose, California
December 6, 2000